Via Email

                  12/24/2002

                  Nancy McKinley
                  Convera Corp
                  1921 Gallows Road
                  Suite 200
                  Vienna, Virginia   22182

                  RE: Agreement between HQ Gateway Place Center d/b/a HQ Global Workplaces, Inc. (HQ) and Convera Corp (Client), dated 12/24/2002.

                  Dear Nancy:

                  Please use this sheet as a checklist for your agreement and invoice pages that follow:

|_|               Upon your approval, please print two (2) copies, and sign

|_| HQ will continue to hold the office(s) under contract off the market for five (5) business days until 1/02/2003, anticipating the return of all necessary paperwork and initial payment of $15,011.00. If we do not receive the signed paperwork and payment by this date, the office(s) will become available and for sale.

|_| Return both the Agreement and check to the address below:

                                    HQ Gateway Place Center
                                    Suite 400
                                    2055 Gateway Place
                                    San Jose, CA  95110
                                    Attn: Kathy Jen

                  Our agent will then execute the agreements and one fully executed copy will be returned for your records.

                  Thank you for selecting HQ Global Workplaces, Inc. I look forward to working with you again in the near future. Please don't hesitate to call me if you have further questions.

                  Sincerely,



                  Nancy Folchi
                  Global Account Manager


                  Enclosure

                  *The enclosed agreement constitutes an offering and is not binding on either party until such time that both parties have executed the agreement.

         ------------------------------------------------------- -----------------------------------------------------
         Client:  Convera Corp                                   Center: HQ Gateway Place Center
         ------------------------------------------------------- -----------------------------------------------------
         Address: 1921 Gallows Road                              Address: 2055 Gateway Place
         Suite 200
         ------------------------------------------------------- -----------------------------------------------------
         City, State and Zip: Vienna, Virginia, 22182            City, State and Zip: San Jose, CA  95110
         ------------------------------------------------------- -----------------------------------------------------
         Email Address: NMckinley@convera.com                    Email Address: kathy.jen@hq.com
         ------------------------------------------------------- -----------------------------------------------------
         Phone: 703-761-5286                                     Phone: 408-451-3900
         ------------------------------------------------------- -----------------------------------------------------
         Fax:                                                    Fax: 408-441-9152
         ------------------------------------------------------- -----------------------------------------------------
         Contact Person: Nancy McKinley                          Contact Person: Kathy Jen
         ------------------------------------------------------- -----------------------------------------------------
         Billing Address (if different from above):
         -------------------------------------------------------------------------------------------------------------
         Type of Business or Service:
          -------------------------------------------------------------------------------------------------------------
         Persons authorized to charge to account:
         ------------------------------------------------------- -----------------------------------------------------
         What do I get? Full Office Program                      Number of Offices: 4
         ------------------------------------------------------- -----------------------------------------------------
         Office Numbers: 11; 12; 13; 17
         -------------------------------------------------------------------------------------------------------------
         How Long? Six (6) Months
         -------------------------------------------------------------------------------------------------------------
         How Much? Fixed fee(s): $5,417.00
         ------------------------------------- ----------------------------------- -----------------------------------
         Refundable Retainer: $7,844.00        Fixed Fee Payment Date: 1st of      Service Fee Payment Date: 1st of
                                               Month                               Month
         ------------------------------------- ----------------------------------- -----------------------------------
         When do I start? 2/01/2002
         -------------------------------------------------------------------------------------------------------------


         I have read and understand the terms and conditions on the reverse side and I agree to be bound by those terms and conditions.

Additional Terms:

         HQ agrees that client may occupy office #11; 12; 13; and 17 before the commencement of said agreement, for the prorated amount for the period. During this period, the Client shall be subject to all of the terms and conditions contained in this Agreement.


                              TERMS AND CONDITIONS


1. OFFICE ACCESS. As a client you have a license to use the office(s) assigned to you. You also have shared use of common areas in the center. Your office comes with standard office furniture. You have access to your office(s) twenty-four (24) hours a day, seven (7) days a week. Our building provides office cleaning, maintenance services, electric heating and air conditioning to the center during normal business hours as determined by the landlord for the building.
     We reserve the right to relocate you to another office in the center from time to time. If we exercise this right it will only be to an office of equal or larger size and configuration. This relocation is at our expense.
     We reserve the right to show the office(s) to prospective clients and will use reasonable efforts not to disrupt your business.

2. SERVICES. In addition to your office, we provide you with certain services on an as requested basis. The fee schedule for these services is available upon request. The fees are charged to your account and are payable on the service fee payment date listed on the reverse side of this agreement. You agree to pay all charges authorized by you or your employees. The fee schedule is updated from time to time.
     HQ Global Workplaces (HQ) and vendors designated by HQ are the only service providers authorized to provide services in the center. You agree that neither you nor your employees will solicit other clients of the center to provide any service provided by HQ or its designated vendors, or otherwise.
     In the event you default on your obligations under this agreement, you agree that HQ may cease to provide any and all services including telephone services without resort to legal process.

3. PAYMENTS. You agree to pay the fixed and additional service fees and all applicable sales or use taxes on the payment dates listed on the reverse side of this agreement. If you dispute any portion of the charges on your bill, you agree to pay the undisputed portion on the designated payment date. You agree that charges must be disputed within ninety (90) days or you waive your right to dispute such charges. You may be charged a late fee for any late payments.
     When you sign this agreement you are required to pay your fixed fee, set up fees and a refundable retainer. The refundable retainer will not be kept in a separate account from other funds of HQ and no interest will be paid to you on this amount. The refundable retainer may be applied to outstanding charges at any time at our discretion. We have the right to require that you replace retainer funds that we apply to your charges. At the end of the term of this agreement, if you have satisfied all of your payment obligations, we will refund you this retainer within forty-five (45) days.

4. OUR LIMITATION OF LIABILITY. You acknowledge that due to the imperfect nature of verbal, written and electronic communications, neither HQ nor HQ's landlord or any of their respective officers, directors, employees, shareholders, partners, agents or representatives shall be responsible for damages, direct or consequential, that may result from the failure of HQ to furnish any service, including but not limited to the service of conveying messages, communications and other utility or services. Your sole remedy and HQ's sole obligation for any failure to render any service, any error or omission, or any delay or interruption of any service, is limited to an adjustment to your bill in an amount equal to the charge for such service for the period during which the failure, delay or interruption continues.
     WITH THE SOLE EXCEPTION OF THE REMEDY DESCRIBED ABOVE, CLIENT EXPRESSLY AND SPECIFICALLY AGREES TO WAIVE, AND AGREES NOT TO MAKE, ANY CLAIM FOR DAMAGES, DIRECT OR CONSEQUENTIAL, INCLUDING WITH RESPECT TO LOST BUSINESS OR PROFITS, ARISING OUT OF ANY FAILURE TO FURNISH ANY SERVICE, ANY ERROR OR OMISSION WITH RESPECT THERETO, OR ANY DELAY OR INTERRUPTION OF SERVICES. HQ DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

5. LICENSE AGREEMENT. THIS AGREEMENT IS NOT A LEASE OR ANY OTHER INTEREST IN REAL PROPERTY. IT IS A CONTRACTUAL ARRANGEMENT THAT CREATES A REVOCABLE LICENSE. We retain legal possession and control of the center and the office assigned to you. Our obligation to provide you space and services is subject to the terms of our lease with the building. This agreement terminates simultaneously with the termination of our lease or the termination of the operation of our center for any reason. As our client you do not have any rights under our lease with our landlord. When this agreement is terminated because the term has expired or otherwise, your license to occupy the center is revoked. You agree to remove your personal property and leave the office as of the date of termination. We are not responsible for property left in the office after termination.

6. DAMAGES AND INSURANCE. You are responsible for any damage you cause to the center or your office(s) beyond normal wear and tear. We have the right to inspect the condition of the office from time to time and make any necessary repairs.
     You are responsible for insuring your personal property against all risks. You have the risk of loss with respect to any of your personal property. You agree to waive any right of recovery against HQ, its directors, officers and employees for any damage or loss to your property under your control. All property in your office(s) is understood to be under your control.
7. DEFAULT. You are in default under this agreement if; 1) you fail to abide by the rules and regulations of the center, a copy of which has been provided to you; 2) you do not pay your fees on the designated payment date and after written notice of this failure to pay you do not pay within five (5) days; and 3) you do not comply with the terms of this agreement. If the default is unrelated to payment you will be given written notice of the default and you will have ten (10) days to correct the default.

8. TERMINATION. You have the right to terminate this agreement early; 1) if your mail or telecommunications service or access to the office(s) is cut for a period of ten (10) concurrent business days; or 2) in connection with a transfer to another center in the HQ network.
     HQ has the right to terminate this agreement early; 1) if you fail to correct a default or the default cannot be corrected; 2) without opportunity to cure if you repeatedly default under the agreement; or 3) if you use the center for any illegal operations or purposes.

9. RESTRICTION ON HIRING. Our employees are an essential part of our ability to deliver our services. You acknowledge this and agree that, during the term of your agreement and for six (6) months afterward, you will not hire any of our employees. If you do hire one of our employees, you agree that actual damages would be difficult to determine and therefore you agree to pay liquidated damages in the amount of one-half of the annual base salary of the employee you hire. You agree that this liquidated damage amount is fair and reasonable.

10. MISCELLANEOUS.
A. All notices are to be in writing and may be given by registered or certified mail, postage prepaid, overnight mail service or hand delivered with proof of delivery, addressed to HQ or client at the address listed on the reverse side of this agreement.
B. You acknowledge that HQ will comply with the U.S. Postal Service regulations regarding client mail. Upon termination of this agreement, you must notify all parties with whom you do business of your change of address. You agree not to file a change of address form with the postal service. Filing of a change of address form may forward all mail addressed to the center to your new address. In addition, all telephone and facsimile numbers and IP addresses are the property of HQ. These numbers will not be transferred to you at the end of the term. For a period of thirty (30) days after the expiration of this agreement, HQ will provide your new telephone number and address to all incoming callers and will hold or forward your mail, packages, and facsimiles at no cost to you. After thirty days (30) you may request the continuation of this service at your cost. Business Access clients must pay for the additional five (5) months of mail forwarding required by the USPS regulations.
C. In the event a dispute arises under this agreement you agree to submit the dispute to mediation. If mediation does not resolve the dispute, you agree that the matter will be submitted to arbitration pursuant to the procedure established by the American Arbitration Association in the metropolitan area in which the center is located. The decision of the arbitrator will be binding on the parties. The non-prevailing party as determined by the arbitrator shall pay the prevailing parties attorney's fees and costs of the arbitration. Furthermore, if a court decision prevents or HQ elects not to submit this matter to arbitration, then the non-prevailing party as determined by the court shall pay the prevailing parties reasonable attorney's fees and costs. Nothing in this paragraph will prohibit HQ from seeking equitable relief including without limitation any action for removal of the client from the center after the license has been terminated or revoked.
D. This agreement is governed by the laws of the state in which the center is located.
E. Client may not assign this agreement without HQ's prior written consent, which will not be unreasonably withheld. F. This agreement is the entire agreement between you and HQ. It supercedes all prior agreements.

HQ Global Workplaces, Inc.

By:    _______________________________________________
       Authorized Signature

       -----------------------------------------------
       Print Name                   Date

Its:   _______________________________________________
CLIENT:

By:    _______________________________________________
       Authorized Signature

       -----------------------------------------------
       Print Name                   Date
Its:   ______________________________________________



                              Rules and Regulations

1. Client's employees and guests shall conduct themselves in a businesslike manner; proper business attire shall be worn at all times; the noise level will be kept to a level so as not to interfere with or annoy other clients and Client will abide by HQ GLOBAL WORKPLACES directives regarding security, keys, parking and other such matters common to all occupants.

2. Client agrees to use chair mats and desk pads in the Office(s) and any damage from failure to use the same shall be the responsibility of Client. Client shall not affix anything to the windows, walls or any other part of the Office(s) or the HQ GLOBAL WORKPLACES business center or make alterations or additions to the Office(s) or the HQ GLOBAL WORKPLACES business center without the prior written consent of HQ GLOBAL WORKPLACES.

3. Client shall not prop open any corridor doors, exit doors or door connecting corridors during or after business hours.

4. Client can only use public areas with the consent of HQ GLOBAL WORKPLACES and those areas must be kept neat and attractive at all times.

5. All corridors, halls, elevators and stairways shall not be obstructed by Client or used for any purpose other than egress and ingress.

6. No advertisement or identifying signs, other than provided by HQ GLOBAL WORKPLACES, or other notices shall be inscribed, painted, or affixed on any part of the corridors, doors or public areas.

7. Client shall not, without HQ GLOBAL WORKPLACES prior written consent, store or operate in the Office(s) or the HQ GLOBAL WORKPLACES business center any computer (excepting a personal computer) or any other large business machine, reproduction equipment, heating equipment, stove, radio, stereo equipment or other mechanical amplification equipment, vending or coin operated machine, refrigerator or coffee equipment, or conduct a mechanical business therein, do any cooking therein, or use or allow to be used in the Building, oil burning fluids, gasoline, kerosene for heating, warming or lighting. No article deemed hazardous on account of fire or any explosives shall be brought into the HQ GLOBAL WORKPLACES business center. No offensive gases, odors or liquids shall be permitted. No fire arms shall be permitted.

8. The electrical current shall be used for ordinary lighting, powering personal computers and small appliances only unless written permission to do otherwise shall first have been obtained from HQ GLOBAL WORKPLACES at an agreed cost to Client.

9. If Client requires any special installation or wiring for electrical use, telephone equipment or otherwise, such wiring shall be done at Client's expense by the personnel designated by HQ GLOBAL WORKPLACES.

10. Client may not conduct business in the hallways, reception area or any other area except in its designated Office(s) without the prior written consent of HQ GLOBAL WORKPLACES.

11. Client shall bring no animals other than seeing-eye dogs in the company of blind persons into the Building.

12. Client shall not remove furniture, fixtures or decorative material from the Office(s) without the written consent of HQ GLOBAL WORKPLACES and such removal shall be under the supervision of HQ GLOBAL WORKPLACES.

13. Client shall not use the HQ GLOBAL WORKPLACES business center for manufacturing or storage of merchandise except as such storage may be incidental to general office purposes.

14. Client shall not occupy or permit any portion of the HQ GLOBAL WORKPLACES business center to be occupied or used for the manufacture, sale, gift or use of liquor, narcotics or tobacco in any form.

15. Client shall not use the Office(s) for lodging or sleeping or for any immoral or illegal purposes.

16. No additional locks or bolts of any kind shall be placed upon any of the doors or windows of the HQ GLOBAL WORKPLACES business center by Client nor shall any changes be made on existing locks or the mechanisms thereof.

17. Client shall, before leaving the Office(s) unattended for an extended period of time, close and securely lock all doors and shut off all lights and other electrical apparatus. Any damage resulting from failure to do so shall be paid by Client.

18. Canvassing, soliciting and peddling in the Building are prohibited and Client shall not solicit other clients for any business or other purpose without the prior written approval of HQ GLOBAL WORKPLACES.

19. All property belonging to Client or any employee, agent or invitee of Client shall be at the risk of such person only and HQ GLOBAL WORKPLACES shall not be liable for damages thereto or for theft or misappropriation thereof.

20. If Client does not remove any property belonging to Client from the HQ GLOBAL WORKPLACES business center by the end of the term, at the option of HQ GLOBAL WORKPLACES, Client shall be conclusively presumed to have conveyed such property to HQ GLOBAL WORKPLACES under this Agreement as a bill of sale without further payment or credit by HQ GLOBAL WORKPLACES to Client and HQ GLOBAL WORKPLACES may remove the same and Client shall pay HQ GLOBAL WORKPLACES all costs of such removal upon demand.

21. Smoking shall be prohibited in all public areas, including conference and training rooms. No smoking shall be permitted at any time in any area of the HQ GLOBAL WORKPLACES business center (including open offices and workstations).

22. Client shall use only telecommunications systems and services as provided by HQ GLOBAL WORKPLACES. Client shall pay to HQ GLOBAL WORKPLACES a monthly equipment rental fee for the use of each telephone instrument and voice lines. In the event HQ GLOBAL WORKPLACES discontinues the offering of long distance service, Client shall provide its own long distance service through a locally accessed long distance carrier.

23. Client or Client's officers, directors, employees, shareholders, partners, agents, representatives, contractors, customers, or invitees shall be prohibited from participating in any type of harassing or abusive behavior to HQ GLOBAL WORKPLACES team members, other clients or invitees, verbal or physical in the HQ GLOBAL WORKPLACES business center for any reason.

24. Internet service and any other service provided by HQ GLOBAL WORKPLACES may only be used for lawful purposes. Transmission or storage of any information, data, or material in violation of any US Federal, state or local law is prohibited. Client is prohibited from using the HQ GLOBAL WORKPLACES internet access to transmit threatening material or transmit or receive obscene material.

25. Clients must pay service fees for each device connected to internet service.

26. HQ GLOBAL WORKPLACES has the right to suspend T-1 service at any time if client's use violates the Rules and Regulations of internet service use.

HQ GLOBAL WORKPLACES reserves the right to make such other Rules and Regulations as in its judgement may from time to time be needed for the safety of clients, care and cleanliness of the offices. HQ GLOBAL WORKPLACES shall have no responsibility to Client for the violation or non-performance by any other HQ GLOBAL WORKPLACES clients of any of the Rules and Regulations but shall use reasonable efforts to uniformly enforce all Rules and Regulations.